SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2010

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34810

Delaware	33-059-5156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12117 Bee Caves Road Building Two, Suite 100, Austin, TX 78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 10, 2010, Vermillion, Inc. (the “Company”) entered into Amendment No. 4 (the “Amendment”) to the Strategic Alliance Agreement with Quest Diagnostics Incorporated (“Quest”) dated as of July 22, 2005 (the “Strategic Alliance Agreement”). Pursuant to the Amendment, Quest will have the exclusive right to commercialize the OVA1 test for a certain period of time as specified in the Amendment. The Amendment also establishes royalties, fees, and other payments related to the performance of the OVA1 test. Quest will pay the Company a fixed payment of $50 per OVA1 test performed, as well as 33% of its “gross margin,” as the term is defined in the Amendment. A copy of Amendment No. 4 to the Strategic Alliance Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On November 11, 2010, the Company issued a press release reporting financial results for the three and nine months ended September 30, 2010. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 of this Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On November 11, 2010, the Company issued a press release announcing the execution of Amendment No. 4 to the Strategic Alliance Agreement and reporting financial results for the three and nine months ended September 30, 2010. A copy of the Company’s press release dated November 11, 2010 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	10.1	Amendment No. 4 to Strategic Alliance Agreement between Vermillion, Inc. and Quest Diagnostics Incorporated dated November 10, 2010

	99.1	Press Release dated November 11, 2010

The information provided in Item 2.02 and Item 7.01 in this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.

Date: November 12, 2010	By:	/S/ SANDRA A. GARDINER
Sandra A. Gardiner
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 4 to Strategic Alliance Agreement between Vermillion, Inc. and Quest Diagnostics Incorporated dated November 10, 2010

99.1	Press Release dated November 11, 2010